SECOND AMENDMENT TO AMENDED AND
                     RESTATED REVOLVING CREDIT AGREEMENT

                                    among

                          FAIRFIELD COMMUNITIES, INC.
                         FAIRFIELD MYRTLE BEACH, INC.
                         SUNTREE DEVELOPMENT COMPANY

                                     and

                       THE FIRST NATIONAL BANK OF BOSTON,
                            INDIVIDUALLY AND AS AGENT



     THIS AMENDMENT (this "Amendment") dated as of December 9, 1994, is made by and among FAIRFIELD COMMUNITIES, INC., a Delaware corporation (the "Company or "Fairfield"), FAIRFIELD MYRTLE BEACH, INC., a Delaware corporation ("Myrtle Beach"), SUNTREE DEVELOPMENT COMPANY, a Florida corporation ("Suntree"), THE FIRST NATIONAL BANK OF BOSTON, a national banking association ("FNBB") and THE FIRST NATIONAL BANK OF BOSTON, as agent for itself and the Lenders (the "Agent"), all parties to a certain Amended and Restated Revolving Credit Agreement dated as of September 28, 1993, as amended by First Amendment dated as of May 13, 1994, and as further amended by Consent, Waiver and Agreement dated as of September 23, 1994 (as so amended, the "Credit Agreement"). This Amendment is joined in by Fairfield Acceptance Corporation, a Delaware corporation ("FAC"), by reason of the Unconditional Guaranty of Payment and Performance, dated as of September 28, 1993, from FAC in favor of the Agent (the "Fairfield Guaranty"). All capitalized terms used herein and not otherwise defined shall have the same respective meanings herein as in the Credit Agreement.

     WHEREAS, FNBB has agreed to establish a sublimit for borrowing against the FAC Eligible Receivables in the amount of $10 million, to increase the advance rate under the Borrowing Base for FAC Eligible Receivables, and to decrease the interest rate under the Credit Agreement with respect to Revolving Credit Loans equal to the FAC Borrowing Base during the Override Period;

     NOW, THEREFORE, in consideration of the premises, the Borrowers, FAC, FNBB and the Agent hereby agree as follows:

      1.   AMENDMENTS TO CREDIT AGREEMENT.  The Borrowers, FNBB and the
           ------------------------------
      Agent hereby agree to amend the Credit Agreement as follows:

       1.1  The   definitions   of  "Borrowing   Base"   and  "Operating
    Agreement" appearing in Section 1.1 of the Credit Agreement are hereby amended by deleting said definitions in their entirety and substituting therefor the following new definitions:

        "Borrowing Base.  At any time  of determination,  an  amount
         --------------
            determined by the Agent by reference to the most recent Borrowing Base Report delivered to the Lenders and the Agent
            pursuant to 8.4(f), which  is equal to the following:   the
            sum of (i) 65% of Eligible Receivables (but excluding Eligible Receivables that are included in the FAC Borrowing Base under subclause (iii) below), plus (ii) 30% of Completed Inventory (borrowing availability under this subclause (ii) not to exceed the Maximum Inventory Amount), plus (iii) during the Override Period, the FAC Borrowing Base (borrowing availability under this subclause (iii) not to exceed $10,000,000)."

       "Operating Agreement. The Third Amended and Restated Operating
       --------------------
             Agreement dated as of December 9, 1994 between FAC and Borrower."

        1.2  The  definition  of  "Borrowing  Base Report"  appearing  in
   Section 1.1 of the Credit Agreement is hereby amended by deleting the definition in its entirety and substituting therefor the following new definition:

        "Borrowing Base  Report.  A Borrowing Base  Report signed by
        -----------------------
        an Authorized Officer  of the Company  and in  substantially the form of Exhibit A hereto, provided, however, that during
                    ---------         --------
        the Override Period, the Borrowing Base Report will be substantially in the form of Exhibit A-1 hereto."
                                     -----------
        1.3 Section 1.1 of the Credit Agreement is hereby further amended by inserting the following definitions in alphabetical order therein:

    "FAC Borrowing Base.  At any time of determination, an amount determined
     ------------------
    by the Agent by reference to the most recent Borrowing Base Report delivered to the Lenders and the Agent pursuant to 8.4(f), which is equal to 75% of FAC Eligible Receivables, provided, however, that in no
                                              --------
    event shall such amount exceed $10,000,000."

         "FAC Eligible Receivables. Eligible Receivables other than:
          ------------------------
           (a) Eligible Receivables as to which the obligor is, at the relevant time of determination, sixty (60) or more days delinquent in the payment of any installment or other periodic payment of principal, interest or amounts due thereunder; and

           (b) Eligible Receivables as to which the obligor has not paid at least 15% of the total principal amount due thereunder (including in such total any cash down payments and principal payments made on any other Receivable which has been "traded in" in connection with the origination of the subject Receivable)."

            "Override Period.  The  period commencing on December 9,  1994 and
            ----------------
            ending on the earlier of (i) April 3, 1995 or (ii) the Override Termination Date (as defined in the FAC Credit Agreement)."

        1.4 Section 2.5 of the Credit Agreement is hereby amended by inserting the following language at the end of the first sentence thereof:

           "provided however  that  during  the  Override  Period,  the
            --------
           portion of the outstanding amount of the Revolving Credit Loans equal to the FAC Borrowing Base in effect from time to time during the Override Period, as determined by the Agent by reference to the most recent Borrowing Base Report, shall bear interest at the per annum rate of three quarters of one percent (.75%) above the Base Rate."

        1.5  The Credit Agreement is hereby amended by adding Exhibit A-1
                                                               -----------
    attached hereto.

        2.   FAC CONSENT.  FAC  hereby consents to the amendments  to the
              -----------
    Credit Agreement set forth in this Amendment and confirms its obligations to the Agent and the Lenders under the Fairfield Guaranty and the Fairfield Guaranty shall extend to and include the obligations of the Borrowers under the Credit Agreement as amended by this Amendment. FAC agrees that all of its obligations to the Agent and the Lenders evidenced by or otherwise arising under the Fairfield Guaranty are in full force and effect and are hereby ratified and confirmed in all respects.

         3.   CONDITIONS TO EFFECTIVENESS.   The  effectiveness of  this
               ---------------------------
     Amendment is subject to satisfaction of all of the following conditions:

            (a)   Opinion  of Counsel.   FNBB and  the Agent  shall have
                  -------------------
                  received a favorable legal opinion addressed to FNBB and the Agent, in form and substance satisfactory to FNBB and the Agent, from legal counsel to the Borrowers and FAC to the enforceability of this Amendment.

             (b)   Corporate Action.  All corporate action necessary for
                   ----------------
                   the valid execution, delivery and performance by each of the Borrowers and FAC of this Amendment shall have been duly and effectively taken and otherwise be duly authorized, and satisfactory evidence thereof shall have been provided to the Agent and FNBB.

             (c)   Borrowing Base Report.  The Agent shall have  received
                   ---------------------
                  a Borrowing Base Report dated as of a date within three (3) Business Days prior to the date hereof.

             (d)   FAC Amendment.  FNBB and the Agent shall have received
                   -------------
                   evidence satisfactory to it of the occurrence of all conditions precedent to the effectiveness of that certain First Amendment to Third Amended and Restated Revolving Credit Agreement among FAC, FNBB and the Agent dated of even date herewith.

     4.  REPRESENTATIONS AND WARRANTIES.  Each of the Borrowers and FAC
          ------------------------------
  hereby represents and warrants to FNBB and the Agent as follows:

          (a)   Representations     and    Warranties     in    Credit
                ------------------------------------------------------
                Agreement.  The representations and warranties  of the
                ----------
                Borrowers and FAC contained in the Loan Documents were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, with the same effect as if made at and as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date).

          (b)   Authority,   No    Conflicts,   Etc.  The   execution,
                -----------------------------------
                delivery and performance by each of the Borrowers and FAC of this Amendment and the consummation of the transactions contemplated hereby, (i) are within the corporate power of each of such parties and have been duly authorized by all necessary corporate action on the part of each of such parties, (ii) do not require any approval or consent of, or filing with, any governmental authority or other third party and (iii) do not conflict with, constitute a breach or default under or result in the imposition of any lien or encumbrance pursuant to any agreement, instrument or other document to which any of such entity is a party or by which any of them or any of their properties are bound or affected.

          (c)   Enforceability  of  Obligations.  This Amendment,  the
                -------------------------------
                Credit Agreement as amended hereby, and the Fairfield Guaranty constitute, the legal, valid and binding obligations of each of the Borrowers and FAC, enforceable against such party in accordance with their respective terms, provided that (i) enforcement
                                         --------
                may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceedings for such remedies may be brought.

      5.  OTHER AMENDMENTS.    Except  as  expressly  provided  in  this
           ----------------
  Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Each of the Borrowers and FAC confirm and agree that the Obligations of the Borrowers to the Lenders and the Agent under the Credit Agreement, as amended hereby, and all of the other obligations of any of such parties under the other Loan Documents, are secured by and entitled to the benefits of the Security Documents.

      6.  EXECUTION IN COUNTERPARTS.  This Amendment  may be executed in
           -------------------------
  any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

       7.  HEADINGS.  The captions in  this Amendment are for convenience
            --------
  of reference only and shall not define or limit the provisions hereof.

       IN WITNESS WHEREOF, the parties have executed this Amendment as an instrument under seal to be governed by the laws of the Commonwealth of Massachusetts, as of the date first above written.

                                          FAIRFIELD COMMUNITIES, INC.


                                         By:   /s/ Robert W. Howeth
                                            -----------------------------
                                         Name:     Robert W. Howeth
                                              ---------------------------
                                         Title: Sr. Vice President
                                              ----------------------------

                                           FAIRFIELD MYRTLE BEACH, INC.

                                         By: /s/ Robert W. Howeth
                                            -------------------------------
                                         Name:   Robert W. Howeth
                                              -----------------------------
                                         Title:  Vice President
                                              -----------------------------

                                           SUNTREE DEVELOPMENT COMPANY


                                         By:  /s/ Robert W. Howeth
                                            ------------------------------
                                         Name:    Robert W. Howeth
                                             -----------------------------
                                         Title:   President
                                             -----------------------------


                                             FAIRFIELD ACCEPTANCE
                                                 CORPORATION


                                         By:  /s/ Robert W. Howeth
                                            -----------------------------
                                         Name:    Robert W. Howeth
                                            -----------------------------
                                         Title:   President
                                            -----------------------------


                                          THE FIRST NATIONAL BANK
                                           OF BOSTON, Individually and as Agent


                                         By:  /s/ Linda J. Carter
                                            -----------------------------
                                         Name:    Linda J. Carter
                                             ----------------------------
                                         Title:   Vice President
                                             ----------------------------